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                                                                    Exhibit 99.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Curtis J. Parker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, Cotelligent, Inc.'s Amendment No. 1 to Quarterly Report on Form 10-Q/A for the fiscal quarter ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Amendment No. 1 to Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Cotelligent, Inc.


Date: January 6, 2003                           By: /s/ Curtis J. Parker
                                                --------------------------------
                                                Curtis J. Parker
                                                Executive Vice President and
                                                Chief Financial Officer